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                                                                   EXHIBIT 10.10
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                                  TERM NOTE A-2

$3,085,000                                                          New York, NY
                                                              September 29, 2000

For value received, the receipt and sufficiency of which are hereby acknowledged, Apex Machine Tool Company, Inc., a Connecticut corporation ("Second Borrower"), hereby promise to pay to the order of GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("Lender"), $3,085,000 together with interest on the unpaid balance of such amount from the date of this Note. This
Note is the Term Note A-2 issued under the Loan and Security Agreement among Second Borrower, EDAC Technologies Corporation, a Wisconsin corporation and Lender of even date herewith (said agreement, as the same may be amended, restated or supplemented from time to time, being herein called the "Agreement") to which a reference is made for a statement of all of the terms and conditions of the Loan evidenced hereby. Capitalized terms not defined in this Note shall have the respective meanings assigned to them in the Agreement. This Note is secured by the Agreement, the other Loan Documents and the Collateral, and is entitled to the benefit of the rights and security provided thereby.

Interest on the outstanding principal balance under this Note is payable at the Term Loan A Rate or, under the circumstances contemplated by the Agreement, at the Default Rate, in immediately available United States Dollars at the time and in the manner specified in the Agreement. The outstanding principal and interest under this Note shall be immediately due and payable on the Commitment Termination Date, and prior to the Commitment Termination Date, the outstanding principal shall be due and payable in accordance with the schedule attached as Schedule G-1 hereto and incorporated herein by reference.

Payments received by Lender shall be applied against principal and interest as provided for in the Agreement. To the fullest extent permitted by applicable law, Second Borrower waives: (a) presentment, demand and protest, and notice of presentment, dishonor, intent to accelerate, acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all of the Obligations, the Loan Documents or this Note; (b) all rights to notice and a hearing prior to Lender's taking possession or control of, or to Lender's replevy, attachment or levy upon, the Collateral or any bond or security that might be required by any court prior to allowing Lender to exercise any of its remedies; and (c) the benefit of all valuation, appraisal and exemption laws.

Second Borrower acknowledges that this Note is executed as part of a commercial transaction and that the proceeds of this Note will not be used for any personal or consumer purpose.

Second Borrower agrees to pay to Lender all Fees and expenses described in the Agreement.

Upon the occurrence of any one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Note shall become or may be declared to be, immediately due and payable, all as provided therein.

SECOND BORROWER ACKNOWLEDGES THAT IT HAS WAIVED THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ON THIS NOTE. THIS NOTE IS GOVERNED BY THE LAW OF THE STATE OF New York.

                                            APEX MACHINE TOOL COMPANY, INC.


                                            By:/s/Ronald G. Popolizio
                                               -----------------------------
                                            Name: Ronald G. Popolizio
                                            Title:   Secretary



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             SCHEDULE G-1 TO TERM NOTE A-2 DATED SEPTEMBER 29, 2000
                 IN THE ORIGINAL PRINCIPAL AMOUNT OF $3,085,000
                     MADE BY APEX MACHINE TOOL COMPANY, INC.

                              Amortization Schedule

         The Term Loan A-2 shall amortize in equal monthly principal installments of $51,417 payable on the first day of each month, with a Balloon Payment of the remaining outstanding balance on the Commitment Termination Date.